UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

VENUS CONCEPT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900

Toronto, Ontario M2J 4Y8

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (877) 848-8430

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On December 10, 2019, Venus Concept Inc., a Delaware corporation (formerly known as Restoration Robotics, Inc.) (the “Company”), engaged MNP LLP (“MNP”) as its independent registered public accounting firm for the fiscal year ending December 31, 2019, and dismissed Grant Thornton LLP (“GT”) as the independent registered public accounting firm of the Company. The Company’s decision to change its auditors was approved by the Audit Committee of the Company’s Board of Directors.

GT’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and December 31, 2017, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, other than with respect to going concern uncertainty as discussed in Note 2 of the Company’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal years ended December 31, 2018 and December 31, 2017.

During the fiscal years ended December 31, 2018 and December 31, 2017 and the subsequent interim periods through December 10, 2019, there have been no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with GT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused GT to make reference thereto in their reports on the consolidated financial statements for such years.

During the fiscal years ended December 31, 2018 and December 31, 2017 and the subsequent interim periods through December 10, 2019, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company has requested that GT furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter from GT, dated December 10, 2019, is filed as Exhibit 16.1 and incorporated herein by reference to this Current Report on Form 8-K.

Deloitte LLP, Venus Concept Ltd.’s auditors, will no longer continue as independent auditors of Venus Concept Ltd. and resigned effective December 9, 2019.

(b) On December 10, 2019, the Audit Committee of the Company’s board of directors approved the engagement of MNP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

During the fiscal years ended December 31, 2018 and December 31, 2017, and the subsequent interim periods through December 10, 2019, neither the Company nor anyone on its behalf consulted with MNP, regarding either: (i) the application of accounting principles to a specific transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that MNP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related transactions).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith.

Exhibit No.	Description

16.1	Letter dated December 10, 2019 from Grant Thornton LLP to the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: December 11, 2019	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer